Security Information


Security Purchased



CUSIP
20030NAR2



Issuer
COMCAST CORP



Underwriters
BoA, JP Morgan, Wachovia,
ABN Amro, Bank of NY,
Barclays, BNP Paribas,
Citigroup, Daiwa Securities,
DBSI, Goldman Sachs,
Lazard Capital Markets,
Lehman Brothers, Merrill
Lynch, Morgan Stanley,
Royal Bank of Scotland,
Suntrust Capital Markets,
UBS, Blaylock & Co, Cabrera
Capital Markets, Guzman &
Co, Loop Capital Markets,
MR Beal & Co, Muriel
Siebert & Co, Ramirez & Co,
Williams Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
CMCSA 5.875% 2/15/2018



Is the affiliate a manager or co-manager of offering?
Senior Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/14/2006



Total amount of offering sold to QIBs
900,000,000



Total amount of any concurrent public offering
0



Total
900,000,000



Public offering price
99.86



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.45%



Rating
Baa2/BBB+



Current yield
5.88%



Benchmark vs Spread (basis points)
132 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
450,000
 $     449,352
0.05%



New York Funds







DWS Bond VIP
New York
231,000
 $     230,667
0.03%



DWS Core Fixed Income Fund
New York
1,502,000
 $  1,499,837
0.17%



DWS Core Plus Income Fund
New York
152,000
 $     151,781
0.02%



DWS Lifecycle Long Range Fund
New York
354,000
 $     353,490
0.04%



Total

2,689,000
 $  2,685,128
0.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information








Security Purchased



CUSIP
852061AD2



Issuer
SPRINT NEXTEL CORP



Underwriters
BoA, Citigroup, JP Morgan,
Barclays, Bear Stearns,
Goldman Sachs, Greenwich
Capital Markets, Lazard
Capital Markets, Lehman
Brothers, Wachovia, Daiwa
Securities, DBSI, Williams
Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
S 6% 12/1/2016



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/15/2006



Total amount of offering sold to QIBs
2,000,000,000



Total amount of any concurrent public offering
0



Total
2,000,000,000



Public offering price
 $                           99.62



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.45%



Rating
Baa3/BBB+



Current yield
6.02%



Benchmark vs Spread (basis points)
143 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
2,400,000
 $  2,396,544
0.27%



DWS Balanced VIP
Chicago
805,000
 $     803,841
0.09%



DWS Core Fixed Income VIP
Chicago
1,035,000
 $  1,033,510
0.12%



New York Funds







DWS Bond VIP
New York
615,000
 $     614,114
0.07%



DWS Core Fixed Income Fund
New York
4,060,000
 $  4,054,154
0.45%



DWS Core Plus Income Fund
New York
1,975,000
 $  1,972,156
0.22%



DWS Lifecycle Long Range Fund
New York
770,000
 $     768,891
0.09%



Total

11,660,000
 $11,643,210
1.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information








Security Purchased



CUSIP
617446C23



Issuer
MORGAN STANLEY



Underwriters
Morgan Stanley, ABN Amro,
BMO Capital Markets,
Calyon, DBSI, HVB Capital
Markets, Loop Capital
Markets, Muriel Siebert &
Co, RBC Capital Markets,
Samuel A Ramirez & Co,
Santander Investment
Securities, Scotia Capital,
Toussaint Capital Partners,
Utendahl Capital Partners,
Wachovia Capital Markets,
Wells Fargo, Williams
Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
MS 5.45% 1/9/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/4/2007



Total amount of offering sold to QIBs
2,750,000,000



Total amount of any concurrent public offering
0



Total
2,750,000,000



Public offering price
99.68



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.45%



Rating
Aa3/A+



Current yield
5.47%



Benchmark vs Spread (basis points)
11 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,805,000
 $  1,802,401
0.20%



New York Funds







DWS Core Fixed Income Fund
New York
7,355,000
 $  7,344,409
0.82%



DWS Lifecycle Long Range Fund
New York
1,370,000
 $  1,368,027
0.15%



Total

10,530,000
 $10,514,837
1.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information








Security Purchased



CUSIP
122513YAF7



Issuer
CITIGROUP COMMERCIAL
MORTGAGE TRUST



Underwriters
Citigroup, DBSI, LaSalle
Financial Services, PNC
Capital Markets, RBC Capital
Markets



Years of continuous operation, including predecessors
> 3 years



Security
CD 2007-CD4 A4 12/11/2049



Is the affiliate a manager or co-manager of offering?
Co-Lead Manager



Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/14/2007



Total amount of offering sold to QIBs
1,737,121,000



Total amount of any concurrent public offering
0



Total
1,737,121,000



Public offering price
100.49



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.63%



Rating
Aaa/AAA



Current yield
5.32%



Benchmark vs Spread (basis points)
25 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,810,000
 $  1,807,394
0.20%



New York Funds







DWS Core Fixed Income Fund
New York
7,400,000
 $  7,389,344
0.82%



DWS Lifecycle Long Range Fund
New York
1,300,000
 $  1,298,128
0.14%



Total

10,510,000
 $10,494,866
1.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased



CUSIP
964152AA0



Issuer
WHITE MOUNTAINS RE
GROUP



Underwriters
Lehman Brothers, BoA, Bank
of NY, DBSI, Greenwich
Capital Markets, HSBC, JP
Morgan, Mitsubishi UFJ
Securities, RBC Capital
Markets, Wachovia, Wells
Fargo



Years of continuous operation, including predecessors
> 3 years



Security
WTM 6.375% 3/20/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/14/2007



Total amount of offering sold to QIBs
400,000,000



Total amount of any concurrent public offering
0



Total
400,000,000



Public offering price
99.72



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.65%



Rating
Baa3/BBB-



Current yield
6.39%



Benchmark vs Spread (basis points)
190 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
735,000
 $     733,942
0.08%



New York Funds







DWS Bond VIP
New York
440,000
 $     439,366
0.05%



DWS Core Fixed Income Fund
New York
4,710,000
 $  4,703,218
0.52%



DWS Core Plus Income Fund
New York
1,395,000
 $  1,392,991
0.16%



DWS Lifecycle Long Range Fund
New York
530,000
 $     529,237
0.06%



Total

7,810,000
 $  7,798,754
0.87%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information








Security Purchased



CUSIP
931142CH4



Issuer
WAL-MART STORES



Underwriters
DBSI, JP Morgan, Lehman
Brothers, Citigroup, Credit
Suisse, Goldman Sachs, UBS,
BoA, CastleOak Securities,
Daiwa Securities, Dresdner
Kleinwort, Guzman & Co,
HSBC, Mitsubishi UFJ
Securities, Mizuho
Securities, Santander
Investment Securities,
Siebert Capital Markets,
Standard Chartered Bank



Years of continuous operation, including predecessors
> 3 years



Security
WMT 5.625% 4/5/2027



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/29/2007



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000



Public offering price
99.81



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.88%



Rating
Aa2/AA



Current yield
5.89%



Benchmark vs Spread (basis points)
103 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,071,000
 $  1,069,458
0.12%



New York Funds







DWS Bond VIP
New York
650,000
 $     649,064
0.07%



DWS Core Fixed Income Fund
New York
4,374,000
 $  4,367,701
0.49%



DWS Core Plus Income Fund
New York
2,040,000
 $  2,037,062
0.23%



DWS Lifecycle Long Range Fund
New York
774,000
 $     772,885
0.09%



Total

8,909,000
 $  8,896,171
0.99%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
19075CAD5


Issuer
COBALT COMMERCIAL
MORTGAGE TRUST


Underwriters
Citigroup, Wachovia, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
CWCI 2007-C2 A3


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/2/2007


Total amount of offering sold to QIBs
857,504,000


Total amount of any concurrent public offering
0


Total
857,504,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.07%


Rating
Aaa/AAA


Current yield
5.48%


Benchmark vs Spread (basis points)
29 bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,850,000
 $  1,847,336
0.21%



New York Funds







DWS Core Fixed Income Fund
New York
5,535,000
 $  5,527,030
0.62%



Total

7,385,000
 $  7,374,366
0.82%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89352HAC3


Issuer
TRANS-CANADA
PIPELINES


Underwriters
Citigroup, DBSI, JP Morgan,
HSBC Securities, Lazard
Capital Markets LLC, Mizuho
Securities USA, SG Americas
Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
TRP 6.350%  5/15/67


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup/JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB


Current yield
7.00%


Benchmark vs Spread (basis points)
175 bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds







DWS Balanced Fund
Chicago
4,895,000
 $  4,887,951
0.54%



DWS Balanced VIP
Chicago
1,635,000
 $  1,632,646
0.18%



DWS Core Fixed Income VIP
Chicago
615,000
 $     614,114
0.07%



New York Funds







DWS Bond VIP
New York
370,000
 $     369,467
0.04%



DWS Core Fixed Income Fund
New York
2,530,000
 $  2,526,357
0.28%



DWS Core Plus Income Fund
New York
1,150,000
 $  1,148,344
0.13%



DWS Lifecycle Long Range Fund
New York
445,000
 $     444,359
0.05%



Total

11,640,000
 $11,623,238
1.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased



CUSIP
585464100



Issuer
MELCO PBL
ENTERTAINMENT



Underwriters
Citigroup, CSFB, UBS, CIBC,
CLSA Ltd, DBSI, JP Morgan



Years of continuous operation, including predecessors
> 3 years



Ticker
MPEL US



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
CSFB



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/19/2006



Total dollar amount of offering sold to QIBs
 $              1,144,750,000



Total dollar amount of any concurrent public offering
 $                                  -



Total
 $              1,144,750,000



Public offering price
 $                           19.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
 $                             1.24



Rating
N/A



Current yield
N/A











Fund Specific Information








Board
Total Share
Amount
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
2,300
 $     229,669
0.03%



DWS International Select Equity VIP
Chicago
7,800
 $     778,877
0.09%



New York Funds







DWS Global Thematic Fund
New York
      23,000
 $  2,296,688
0.26%



DWS International Equity Fund
New York
5,600
 $     559,194
0.06%



DWS International Fund
New York
29,700
 $  2,965,723
0.33%



DWS International Select Equity Fund
New York
7,400
 $     738,934
0.08%



DWS International VIP
New York
12,200
 $  1,218,243
0.14%



DWS RREEF Global Real Estate Securities Fund
New York
13,450
 $  1,343,063
0.15%



Total

101,450
 $10,130,391
1.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information








Security Purchased



CUSIP
75970HAD2



Issuer
RENNAISSANCE HOME
EQUITY LOAN TRUST



Underwriters
RBS Greenwich Capital,
DBSI, JP Morgan, BoA,
Citigroup



Years of continuous operation, including predecessors
> 3 years



Security
RAMC 2006-4 AF1 1/25/2037



Is the affiliate a manager or co-manager of offering?
Co-Lead Manager



Name of underwriter or dealer from which purchased
RBS Greenwich Capital



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/1/2006



Total amount of offering sold to QIBs
177,200,000



Total amount of any concurrent public offering
0



Total
177,200,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.25%



Rating
Aaa/AAA



Current yield
5.55%



Benchmark vs Spread (basis points)
67 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



New York Funds







DWS Core Plus Income Fund
New York
3,085,000
 $  3,080,558
0.34%



DWS Short Duration Fund
New York
575,000
 $     574,172
0.06%



Total

3,660,000
 $  3,654,730
0.41%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased



CUSIP
40430VAA5



Issuer
HOUSEHOLD HOME
EQUITY LOAN TRUST



Underwriters
HSBC, BoA, Citigroup, DBSI,
JP Morgan, Morgan Stanley



Years of continuous operation, including predecessors
> 3 years



Security
HFCHC 2006-4 A1F
3/20/2036



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
HSBC



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/7/2006



Total amount of offering sold to QIBs
250,000,000



Total amount of any concurrent public offering
0



Total
250,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.23%



Rating
Aaa/AAA



Current yield
5.79%



Benchmark vs Spread (basis points)
43 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



New York Funds







DWS Lifecycle Long Range Fund
New York
2,080,000
 $  2,077,005
0.23%



DWS Short Duration Fund
New York
860,000
 $     858,762
0.10%



Total

2,940,000
 $  2,935,766
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased



CUSIP
45104GAC87



Issuer
ICICI BANK LTD



Underwriters
Citigroup, DBSI, Merrill
Lynch



Years of continuous operation, including predecessors
> 3 years



Security
ICICI 5.75% 1/12/2012



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Merrill Lynch



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/9/2007



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000



Public offering price
99.79



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.00%



Rating
Baa2/BBB-



Current yield
5.76%



Benchmark vs Spread (basis points)
114 bp











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
925,000
 $     923,668
0.10%



New York Funds







DWS Bond VIP
New York
555,000
 $     554,201
0.06%



DWS Short Duration Fund
New York
285,000
 $     284,590
0.03%



Total

1,765,000
 $  1,762,458
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAA6


Issuer
TIME WARNER CABLE


Underwriters
ABN Amro, Citigroup, DBSI,
Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
TWC 5.4% 07/02/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Wachovia Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa2/BBB+


Current yield
5.41%


Benchmark vs Spread (basis points)
89 bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds







DWS Balanced VIP
Chicago
810,000
 $     808,834
0.09%



DWS Balanced Fund
Chicago
2,430,000
 $  2,426,501
0.27%



New York Funds







DWS Short Term Bond Fund
New York
3,889,000
 $  3,883,400
0.43%



DWS Short Duration Fund
New York
2,243,000
 $  2,239,770
0.25%



DWS Short Duration Plus Fund
New York
2,593,000
 $  2,589,266
0.29%



Total

11,965,000
 $11,947,770
1.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
404119AS8


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.125% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/BB-


Current yield
9.13%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
360,000
 $                   360,000
0.04%



DWS Balanced VIP
Chicago
120,000
 $                   120,000
0.01%



DWS High Income Fund
Chicago
4,520,000
 $
4,520,000
0.45%



DWS High Income Trust
Chicago
535,000
 $                   535,000
0.05%



DWS High Income VIP
Chicago
790,000
 $                   790,000
0.08%



DWS Multi Market Income Trust
Chicago
270,000
 $                   270,000
0.03%



DWS Strategic Income Fund
Chicago
305,000
 $                   305,000
0.03%



DWS Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
895,000
 $                   895,000
0.09%



DWS Short Duration Plus Fund
New York
45,000
 $                     45,000
0.00%



Total

8,000,000
 $
8,000,000
0.80%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
404119AV1


Issuer
HCA INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill
Lynch, Wachovia, ABN Amro, Barclays, BNP
Paribas, Calyon, GE Capital Markets,
Goldman Sachs, HVB Capital Markets, ING
Financial Markets, Mizuho International, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
HCA 9.25% 11/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/9/2006


Total amount of offering sold to QIBs
3,200,000,000


Total amount of any concurrent public offering
0


Total
3,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.25%


Benchmark vs Spread (basis points)
462 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
905,000
 $                   905,000
0.09%



DWS Balanced VIP
Chicago
305,000
 $                   305,000
0.03%



DWS High Income Fund
Chicago
11,380,000
 $
11,380,000
1.14%



DWS High Income Trust
Chicago
1,340,000
 $
1,340,000
0.13%



DWS High Income VIP
Chicago
1,990,000
 $
1,990,000
0.20%



DWS Multi Market Income Trust
Chicago
675,000
 $                   675,000
0.07%



DWS Strategic Income Fund
Chicago
765,000
 $                   765,000
0.08%



DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.02%



DWS Strategic Income VIP
Chicago
230,000
 $                   230,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
2,250,000
 $
2,250,000
0.23%



Total

20,000,000
 $
20,000,000
2.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
097751AM3



Issuer
BOMBARDIER INC



Underwriters
BNP Paribas, DBSI, JP Morgan



Years of continuous operation, including predecessors
> 3 years



Security
BOMB 8% 11/15/2014



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/10/2006



Total amount of offering sold to QIBs
385,000,000



Total amount of any concurrent public offering
0



Total
385,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.50%



Rating
Ba2/BB



Current yield
8.00%



Benchmark vs Spread (basis points)
340 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.01%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
1,585,000
 $
1,585,000
0.16%



DWS High Income Trust
Chicago
185,000
 $                   185,000
0.02%



DWS High Income VIP
Chicago
280,000
 $                   280,000
0.03%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.01%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
315,000
 $                   315,000
0.03%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

3,000,000
 $
3,000,000
0.30%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.











Security Purchased


CUSIP
382550AW1


Issuer
GOODYEAR TIRE & RUBBER


Underwriters
Goldman Sachs, BNP Paribas, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
GT 8.625% 12/1/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/16/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B-


Current yield
8.63%


Benchmark vs Spread (basis points)
396 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.11%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.01%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.02%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
230,000
 $                   230,000
0.02%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,000,000
 $
2,000,000
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
76010RAA6



Issuer
RENTAL SERVICE CORP



Underwriters
Citigroup, DBSI, GE Capital



Years of continuous operation, including predecessors
> 3 years



Security
RSC 9.5% 12/1/2014



Is the affiliate a manager or co-manager of
 offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/17/2006



Total amount of offering sold to QIBs
620,000,000



Total amount of any concurrent public offering
0



Total
620,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.38%



Rating
Caa1/B-



Current yield
9.50%



Benchmark vs Spread (basis points)
484 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.11%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.01%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.02%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.02%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

2,000,000
 $
2,000,000
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
345397VC4



Issuer
FORD MOTOR CREDIT CO



Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley



Years of continuous operation, including predecessors
> 3 years



Security
F 8% 12/15/2016



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/11/2006



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public offering
0



Total
1,500,000,000



Public offering price
98.32



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.13%



Rating
B1/B



Current yield
8.14%



Benchmark vs Spread (basis points)
373 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.01%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.01%



DWS High Income Fund
Chicago
1,530,000
 $
1,530,000
0.15%



DWS High Income Trust
Chicago
175,000
 $                   175,000
0.02%



DWS High Income VIP
Chicago
265,000
 $                   265,000
0.03%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income Fund
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.01%



New York Funds







DWS Bond VIP
New York
100,000
 $                   100,000
0.01%



DWS Core Plus Income Fund
New York
270,000
 $                   270,000
0.03%



DWS High Income Plus Fund
New York
305,000
 $                   305,000
0.03%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.01%



Total

3,370,000
 $
3,370,000
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
345397VD2



Issuer
FORD MOTOR CREDIT CO



Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley



Years of continuous operation, including predecessors
> 3 years



Security
F FRN 1/13/2012



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/11/2006



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public offering
0



Total
1,500,000,000



Public offering price
98.76



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.65%



Rating
B1/B



Current yield
8.08%



Benchmark vs Spread (basis points)
99 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
220,000
 $                   220,000
0.02%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.01%



DWS High Income Fund
Chicago
2,710,000
 $
2,710,000
0.27%



DWS High Income Trust
Chicago
315,000
 $                   315,000
0.03%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.05%



DWS Multi Market Income Trust
Chicago
165,000
 $                   165,000
0.02%



DWS Strategic Income Fund
Chicago
175,000
 $                   175,000
0.02%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.01%



New York Funds







DWS Bond VIP
New York
320,000
 $                   320,000
0.03%



DWS Core Plus Income Fund
New York
1,070,000
 $
1,070,000
0.11%



DWS High Income Plus Fund
New York
540,000
 $                   540,000
0.05%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.01%



Total

6,390,000
 $
6,390,000
0.64%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
014477AE3



Issuer
ALERIS INTERNATIONAL INC



Underwriters
DBSI, Goldman Sachs, Keybank NA, PNC
Bank



Years of continuous operation, including predecessors
> 3 years



Security
ARS 10% 12/15/2016



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/13/2006



Total amount of offering sold to QIBs
400,000,000



Total amount of any concurrent public offering
0



Total
400,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.50%



Rating
Caa1/B-



Current yield
10.00%



Benchmark vs Spread (basis points)
551 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%



DWS High Income Fund
Chicago
1,130,000
 $
1,130,000
0.11%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.01%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.02%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.02%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

2,000,000
 $
2,000,000
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
373298CH9



Issuer
GEORGIA-PACIFIC CORP



Underwriters
BoA, Citigroup, DBSI, Barclays, Daiwa
Securities, Lehman Brothers, Mitsubishi UFJ
Securities, Mizuho International, RBS
Greenwich Capital, Scotia Capital, SunTrust
Capital Markets



Years of continuous operation, including predecessors
> 3 years



Security
GP 7.125% 1/15/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
BoA



Firm commitment underwriting?
Yes



Trade date/Date of Offering
12/13/2006



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.90%



Rating
Ba3/B



Current yield
7.13%



Benchmark vs Spread (basis points)
258 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
160,000
 $                   160,000
0.02%



DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Fund
Chicago
1,975,000
 $
1,975,000
0.20%



DWS High Income Trust
Chicago
230,000
 $                   230,000
0.02%



DWS High Income VIP
Chicago
345,000
 $                   345,000
0.03%



DWS Multi Market Income Trust
Chicago
120,000
 $                   120,000
0.01%



DWS Strategic Income Fund
Chicago
125,000
 $                   125,000
0.01%



DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.00%



DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
395,000
 $                   395,000
0.04%



DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.00%



Total

3,500,000
 $
3,500,000
0.35%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the
 final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
458204AA2



Issuer
INTELSAT BERMUDA LTD



Underwriters
Citigroup, Credit Suisse, DBSI, Lehman
Brothers, Bear Stearns, BNP Paribas,
Goldman Sachs, JP Morgan, Merrill Lynch,
RBS Greenwich Capital



Years of continuous operation, including predecessors
> 3 years



Security
INTEL FRN 1/15/2015



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/9/2007



Total amount of offering sold to QIBs
600,000,000



Total amount of any concurrent public offering
0



Total
600,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.25%



Rating
Caa1/B



Current yield
8.87%



Benchmark vs Spread (basis points)
351 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
45,000
 $                     45,000
0.00%



DWS Balanced VIP
Chicago
15,000
 $                     15,000
0.00%



DWS High Income Fund
Chicago
560,000
 $                   560,000
0.06%



DWS High Income Trust
Chicago
65,000
 $                     65,000
0.01%



DWS High Income VIP
Chicago
100,000
 $                   100,000
0.01%



DWS Multi Market Income Trust
Chicago
35,000
 $                     35,000
0.00%



DWS Strategic Income Fund
Chicago
40,000
 $                     40,000
0.00%



DWS Strategic Income Trust
Chicago
10,000
 $                     10,000
0.00%



DWS Strategic Income VIP
Chicago
10,000
 $                     10,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
110,000
 $                   110,000
0.01%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

1,000,000
 $
1,000,000
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
22112AAA4



Issuer
COSAN FINANCE LTD



Underwriters
Credit Suisse, Morgan Stanley, DBSI



Years of continuous operation, including predecessors
> 3 years



Security
COSAN 7 % 2/1/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/19/2007



Total amount of offering sold to QIBs
400,000,000



Total amount of any concurrent public offering
0



Total
400,000,000



Public offering price
98.24



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.88%



Rating
Ba2/BB



Current yield
7.05%



Benchmark vs Spread (basis points)
249 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $                   175,000
0.02%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.01%



DWS High Income Fund
Chicago
2,120,000
 $
2,120,000
0.21%



DWS High Income Trust
Chicago
245,000
 $                   245,000
0.02%



DWS High Income VIP
Chicago
370,000
 $                   370,000
0.04%



DWS Multi Market Income Trust
Chicago
135,000
 $                   135,000
0.01%



DWS Strategic Income Fund
Chicago
140,000
 $                   140,000
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
415,000
 $                   415,000
0.04%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.01%



Total

4,000,000
 $
4,000,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
721467AE8



Issuer
PILGRIM'S PRIDE CORP



Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co



Years of continuous operation, including predecessors
> 3 years



Security
PPC 7.625% 5/1/2015



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/19/2007



Total amount of offering sold to QIBs
400,000,000



Total amount of any concurrent public offering
0



Total
400,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.67%



Rating
B1/B



Current yield
7.63%



Benchmark vs Spread (basis points)
227 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
230,000
 $                   230,000
0.02%



DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.01%



DWS High Income Fund
Chicago
2,830,000
 $
2,830,000
0.28%



DWS High Income Trust
Chicago
330,000
 $                   330,000
0.03%



DWS High Income VIP
Chicago
495,000
 $                   495,000
0.05%



DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.02%



DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.02%



DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.00%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds







DWS Bond VIP
New York
195,000
 $                   195,000
0.02%



DWS Core Plus Income Fund
New York
60,000
 $                     60,000
0.01%



DWS High Income Plus Fund
New York
555,000
 $                   555,000
0.06%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.00%



Total

5,255,000
5,255,000
0.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
721467AF5



Issuer
PILGRIM'S PRIDE CORP



Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co



Years of continuous operation, including predecessors
> 3 years



Security
PPC 8.375% 5/1/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/19/2007



Total amount of offering sold to QIBs
250,000,000



Total amount of any concurrent public offering
0



Total
250,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.67%



Rating
B2/B



Current yield
8.38%



Benchmark vs Spread (basis points)
361 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
140,000
 $                   140,000
0.01%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.00%



DWS High Income Fund
Chicago
1,690,000
 $
1,690,000
0.17%



DWS High Income Trust
Chicago
200,000
 $                   200,000
0.02%



DWS High Income VIP
Chicago
295,000
 $                   295,000
0.03%



DWS Multi Market Income Trust
Chicago
105,000
 $                   105,000
0.01%



DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.01%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%



DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.00%



New York Funds







DWS Bond VIP
New York
75,000
 $                     75,000
0.01%



DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.00%



DWS High Income Plus Fund
New York
335,000
 $                   335,000
0.03%



DWS Short Duration Plus Fund
New York
20,000
 $                     20,000
0.00%



Total

3,100,000
 $
3,100,000
0.31%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
68555GAA8



Issuer
ORASCOM TELECOM FINANCE



Underwriters
Citigroup, Credit Suisse, ABN Amro, DBSI



Years of continuous operation, including predecessors
> 3 years



Security
ORAT 7.875% 2/8/2014



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/1/2007



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.88%



Rating
B2/B-



Current yield
7.88%



Benchmark vs Spread (basis points)
303 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $                   175,000
0.02%



DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.01%



DWS High Income Fund
Chicago
2,115,000
 $
2,115,000
0.21%



DWS High Income Trust
Chicago
245,000
 $                   245,000
0.02%



DWS High Income VIP
Chicago
370,000
 $                   370,000
0.04%



DWS Multi Market Income Trust
Chicago
135,000
 $                   135,000
0.01%



DWS Strategic Income Fund
Chicago
140,000
 $                   140,000
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
420,000
 $                   420,000
0.04%



DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.01%



Total

4,000,000
 $
4,000,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
EG1553312



Issuer
STENA AB



Underwriters
Citigroup, DBSI, JP Morgan



Years of continuous operation, including predecessors
> 3 years



Security
STENA 6.125% 2/1/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/1/2007



Total amount of offering sold to QIBs
389,838,217



Total amount of any concurrent public offering
0



Total
389,838,217



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.00%



Rating
Ba3/BB-



Current yield
6.13%



Benchmark vs Spread (basis points)
209 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
123,449
 $                   123,449
0.01%



DWS Balanced VIP
Chicago
38,984
 $                     38,984
0.00%



DWS High Income Fund
Chicago
1,474,888
 $
1,474,888
0.15%



DWS High Income Trust
Chicago
175,427
 $                   175,427
0.02%



DWS High Income VIP
Chicago
259,892
 $                   259,892
0.03%



DWS Multi Market Income Trust
Chicago
90,962
 $                     90,962
0.01%



DWS Strategic Income Fund
Chicago
97,460
 $                     97,460
0.01%



DWS Strategic Income Trust
Chicago
19,492
 $                     19,492
0.00%



DWS Strategic Income VIP
Chicago
25,989
 $                     25,989
0.00%



New York Funds







DWS High Income Plus Fund
New York
292,379
 $                   292,379
0.03%



Total

2,598,921
 $
2,598,921
0.26%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
816074AF5



Issuer
SEITEL INC



Underwriters
DBSI, Morgan Stanley, UBS



Years of continuous operation, including predecessors
> 3 years



Security
SELA 9.75% 2/15/2014



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/9/2007



Total amount of offering sold to QIBs
400,000,000



Total amount of any concurrent public offering
0



Total
400,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.75%



Rating
B3/B-



Current yield
9.75%



Benchmark vs Spread (basis points)
439 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
230,000
 $                   230,000
0.02%



DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.01%



DWS High Income Fund
Chicago
2,825,000
 $
2,825,000
0.28%



DWS High Income Trust
Chicago
330,000
 $                   330,000
0.03%



DWS High Income VIP
Chicago
495,000
 $                   495,000
0.05%



DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.02%



DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.02%



DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.00%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
560,000
 $                   560,000
0.06%



DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.00%



Total

5,000,000
 $
5,000,000
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
904201AA8



Issuer
UMBRELLA ACQUISITION



Underwriters
BoA, Credit Suisse, DBSI, Lehman Brothers,
RBS Greenwich Capital, Wachovia



Years of continuous operation, including predecessors
> 3 years



Security
UVN 9.75% 3/15/2015



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/1/2007



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public offering
0



Total
1,500,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.00%



Rating
B3/CCC+



Current yield
9.75%



Benchmark vs Spread (basis points)
520 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
460,000
 $                   460,000
0.05%



DWS Balanced VIP
Chicago
150,000
 $                   150,000
0.02%



DWS High Income Fund
Chicago
5,690,000
 $
5,690,000
0.57%



DWS High Income Trust
Chicago
665,000
 $                   665,000
0.07%



DWS High Income VIP
Chicago
1,000,000
 $
1,000,000
0.10%



DWS Multi Market Income Trust
Chicago
345,000
 $                   345,000
0.03%



DWS Strategic Income Fund
Chicago
365,000
 $                   365,000
0.04%



DWS Strategic Income Trust
Chicago
80,000
 $                     80,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
1,135,000
 $
1,135,000
0.11%



Total

10,000,000
 $
10,000,000
1.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
018772AG8



Issuer
ALLIANCE ONE INTERNATIONAL



Underwriters
DBSI, Wachovia, ING Wholesale Banking



Years of continuous operation, including predecessors
> 3 years



Security
AOI 8.5% 5/15/2012



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Wachovia



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/2/2007



Total amount of offering sold to QIBs
150,000,000



Total amount of any concurrent public offering
0



Total
150,000,000



Public offering price
99.51



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.75%



Rating
B2/B



Current yield
8.54%



Benchmark vs Spread (basis points)
416 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.01%



DWS Balanced VIP
Chicago
40,000
 $                     40,000
0.00%



DWS High Income Fund
Chicago
1,700,000
 $
1,700,000
0.17%



DWS High Income Trust
Chicago
200,000
 $                   200,000
0.02%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.03%



DWS Multi Market Income Trust
Chicago
105,000
 $                   105,000
0.01%



DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.01%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
345,000
 $                   345,000
0.03%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

3,000,000
 $
3,000,000
0.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
043436AE4



Issuer
ASBURY AUTOMOTIVE GROUP



Underwriters
Goldman Sachs, DBSI



Years of continuous operation, including predecessors
> 3 years



Security
ABG 7.625% 3/15/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/12/2007



Total amount of offering sold to QIBs
150,000,000



Total amount of any concurrent public offering
0



Total
150,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.13%



Rating
B3/B



Current yield
7.63%



Benchmark vs Spread (basis points)
308 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
315,000
 $                   315,000
0.03%



DWS Balanced VIP
Chicago
105,000
 $                   105,000
0.01%



DWS High Income Fund
Chicago
3,960,000
 $
3,960,000
0.40%



DWS High Income Trust
Chicago
465,000
 $                   465,000
0.05%



DWS High Income VIP
Chicago
670,000
 $                   670,000
0.07%



DWS Multi Market Income Trust
Chicago
250,000
 $                   250,000
0.03%



DWS Strategic Income Fund
Chicago
260,000
 $                   260,000
0.03%



DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%



DWS Strategic Income VIP
Chicago
70,000
 $                     70,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
815,000
 $                   815,000
0.08%



DWS Short Duration Plus Fund
New York
35,000
 $                     35,000
0.00%



Total

7,000,000
 $
7,000,000
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
83272AAA2



Issuer
STONE CONTAINER



Underwriters
BoA, DBSI, JP Morgan, Bank of NY, Credit
Suisse, Merrill Lynch, Morgan Stanley, Scotia
Capital, Societe Generale, UBS, Wachovia



Years of continuous operation, including predecessors
> 3 years



Security
SSCC 8% 3/15/2017



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
BoA



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/12/2007



Total amount of offering sold to QIBs
675,000,000



Total amount of any concurrent public offering
0



Total
675,000,000



Public offering price
100.00



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.90%



Rating
B3/CCC+



Current yield
8.00%



Benchmark vs Spread (basis points)
345 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
310,000
 $                   310,000
0.03%



DWS Balanced VIP
Chicago
105,000
 $                   105,000
0.01%



DWS High Income Fund
Chicago
3,980,000
 $
3,980,000
0.40%



DWS High Income Trust
Chicago
470,000
 $                   470,000
0.05%



DWS High Income VIP
Chicago
680,000
 $                   680,000
0.07%



DWS Multi Market Income Trust
Chicago
250,000
 $                   250,000
0.03%



DWS Strategic Income Fund
Chicago
260,000
 $                   260,000
0.03%



DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%



DWS Strategic Income VIP
Chicago
70,000
 $                     70,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
820,000
 $                   820,000
0.08%



Total

7,000,000
 $
7,000,000
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased



CUSIP
87264MAA7



Issuer
TRW AUTOMOTIVE INC



Underwriters
BoA, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch



Years of continuous operation, including predecessors
> 3 years



Security
TRW 7% 3/15/2014



Is the affiliate a manager or co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer from which purchased
Lehman Brothers



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/14/2007



Total amount of offering sold to QIBs
500,000,000



Total amount of any concurrent public offering
0



Total
500,000,000



Public offering price
98.65



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.75%



Rating
Ba3/BB-



Current yield
7.10%



Benchmark vs Spread (basis points)
284 bp











Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
385,000
 $                   385,000
0.04%



DWS Balanced VIP
Chicago
130,000
 $                   130,000
0.01%



DWS High Income Fund
Chicago
4,810,000
 $
4,810,000
0.48%



DWS High Income Trust
Chicago
565,000
 $                   565,000
0.06%



DWS High Income VIP
Chicago
825,000
 $                   825,000
0.08%



DWS Multi Market Income Trust
Chicago
305,000
 $                   305,000
0.03%



DWS Strategic Income Fund
Chicago
315,000
 $                   315,000
0.03%



DWS Strategic Income Trust
Chicago
70,000
 $                     70,000
0.01%



DWS Strategic Income VIP
Chicago
90,000
 $                     90,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
945,000
 $                   945,000
0.09%



DWS Short Duration Plus Fund
New York
60,000
 $                     60,000
0.01%



Total

8,500,000
 $
8,500,000
0.85%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased
Comparison Security
Comparison Security
CUSIP
14150BAAZ


Issuer
PTS ACQUISITION CORP


Underwriters
BoA, DBSI, Goldman Sachs, Morgan Stanley,
GE Capital Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
PTSAC 9.5% 4/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2007


Total amount of offering sold to QIBs
565,000,000


Total amount of any concurrent public offering
0


Total
565,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
486 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Trust
Chicago
410,000
 $                   410,000
0.04%



DWS High Income Fund
Chicago
3,480,000
 $
3,480,000
0.35%



DWS High Income VIP
Chicago
515,000
 $                   515,000
0.05%



DWS Strategic Income Fund
Chicago
225,000
 $                   225,000
0.02%



DWS Strategic Income Trust
Chicago
50,000
 $                     50,000
0.01%



DWS Multi Market Income Trust
Chicago
215,000
 $                   215,000
0.02%



DWS Balanced Fund
Chicago
275,000
 $                   275,000
0.03%



DWS Balanced VIP
Chicago
95,000
 $                     95,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
680,000
 $                   680,000
0.07%



Total

6,000,000
 $
6,000,000
0.60%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased
Comparison Security
Comparison Security
CUSIP
48238QAB1


Issuer
KAR HOLDINGS


Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 8.75% 5/14


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B3/CCC


Current yield
8.75%


Benchmark vs Spread (basis points)
403 BP










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
250,000
 $                   250,000
0.03%



DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.01%



DWS High Income Fund
Chicago
3,190,000
 $
3,190,000
0.32%



DWS High Income Trust
Chicago
380,000
 $                   380,000
0.04%



DWS High Income VIP
Chicago
475,000
 $                   475,000
0.05%



DWS Multi Market Income Trust
Chicago
195,000
 $                   195,000
0.02%



DWS Strategic Income Fund
Chicago
205,000
 $                   205,000
0.02%



DWS Strategic Income Trust
Chicago
45,000
 $                     45,000
0.00%



DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
630,000
 $                   630,000
0.06%



Total

5,500,000
 $
5,500,000
0.55%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased
Comparison Security
Comparison Security
CUSIP
48238QAC9


Issuer
KAR HOLDINGS


Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc.


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 10% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
425,000,000


Total amount of any concurrent public offering
0


Total
425,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/CCC


Current yield
10.00%


Benchmark vs Spread (basis points)
525 BP










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
320,000
 $                   320,000
0.03%



DWS Balanced VIP
Chicago
105,000
 $                   105,000
0.01%



DWS High Income Fund
Chicago
4,060,000
 $                 4,060,000
0.41%



DWS High Income Trust
Chicago
480,000
 $                   480,000
0.05%



DWS High Income VIP
Chicago
605,000
 $                   605,000
0.06%



DWS Multi Market Income Trust
Chicago
245,000
 $                   245,000
0.02%



DWS Strategic Income Fund
Chicago
260,000
 $                   260,000
0.03%



DWS Strategic Income Trust
Chicago
60,000
 $                     60,000
0.01%



DWS Strategic Income VIP
Chicago
65,000
 $                     65,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
800,000
 $                   800,000
0.08%



Total

7,000,000
 $
7,000,000
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased
Comparison Security
Comparison Security
CUSIP
171798AA9


Issuer
CIMERAX ENERGY


Underwriters
JP Morgan, Lehman Brothers, Calyon
Securities USA Inc, DBSI, Merrill Lynch & Co,
Raymond James & Associates Inc, UBS
Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
XEC 7.125% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/17/2007


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/BB-


Current yield
7.13%


Benchmark vs Spread (basis points)
244 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
225,000
 $                   225,000
0.02%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
2,880,000
 $
2,880,000
0.29%



DWS High Income Trust
Chicago
340,000
 $                   340,000
0.03%



DWS High Income VIP
Chicago
425,000
 $                   425,000
0.04%



DWS Multi Market Income Trust
Chicago
180,000
 $                   180,000
0.02%



DWS Strategic Income Fund
Chicago
185,000
 $                   185,000
0.02%



DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.00%



DWS Strategic Income VIP
Chicago
45,000
 $                     45,000
0.00%



New York Funds







DWS Bond VIP
New York
17,000
 $                     17,000
0.00%



DWS Core Plus Income Fund
New York
53,000
 $                     53,000
0.01%



DWS High Income Plus Fund
New York
565,000
 $                   565,000
0.06%



DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.00%



Total

5,070,000
 $
5,070,000
0.51%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Purchased
Comparison Security
Comparison Security
CUSIP
60740FAF2


Issuer
MOBILE MINI


Underwriters
BoA, CSFB, CIBC, CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
MINI 6.875% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CIBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/23/2007


Total amount of offering sold to QIBs
150,000,000


Total amount of any concurrent public offering
0


Total
150,000,000


Public offering price
99.55


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/BB-


Current yield
6.91%


Benchmark vs Spread (basis points)
232 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.00%



DWS High Income Fund
Chicago
1,145,000
 $
1,145,000
0.11%



DWS High Income Trust
Chicago
135,000
 $                   135,000
0.01%



DWS High Income VIP
Chicago
175,000
 $                   175,000
0.02%



DWS Multi Market Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.02%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

2,000,000
 $
2,000,000
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.